UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2016

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On February 29, 2016, Activision Blizzard, Inc. (“Activision Blizzard”) filed a Current Report on Form 8-K to report the completion of its acquisition of King Digital Entertainment plc (“King”). Filed as Exhibit 99.1 herewith is the unaudited pro forma condensed combined statement of operations of Activision Blizzard for the six months ended June 30, 2016, reflecting the acquisition of King.   This Current Report on Form 8-K is being filed for the sole purpose of incorporating the contents of this report, including Exhibit 99.1 filed herewith, in the Registration Statement on Form S-3 to be filed by Activision Blizzard with the Securities and Exchange Commission registering the offer and sale, from time to time, of an indeterminate amount of certain securities of Activision Blizzard.

Item 9.01.                                        Financial Statements and Exhibits.

(a)         Pro forma financial information.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2016 of Activision Blizzard, reflecting the acquisition of King, is filed as Exhibit 99.1 and is incorporated herein by reference.

(d)                                 Exhibits

99.1                        Unaudited pro forma condensed combined financial statements of Activision Blizzard, Inc., reflecting the acquisition of King Digital Entertainment plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2016

ACTIVISION BLIZZARD, INC.

By:	/s/ Dennis Durkin
Dennis Durkin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial statements of Activision Blizzard, Inc., reflecting the acquisition of King Digital Entertainment plc.